Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated MDT Series:

In planning and performing
our audits of the financial
statements of Federated MDT All
Cap Core Fund, Federated MDT
Balanced Fund, Federated MDT
Large Cap Growth
Fund, Federated MDT Small Cap
Core Fund and Federated MDT
Small Cap Growth
Fund (collectively, the "Funds")
(five of the portfolios
constituting Federated MDT
Series) as of and for the year
ended July 31, 2011, in accordance
with the standards of the
Public Company Accounting
Oversight Board (United States),
we considered the Funds'
internal control over financial
reporting, including controls over
safeguarding securities,
as a basis for designing our
auditing procedures for the purpose
of expressing our opinion
on the financial statements and
to comply with the requirements
of Form N-SAR, but not
for the purpose of expressing an
opinion on the effectiveness of
the Funds' internal
control over financial reporting.
Accordingly, we express no such opinion.
The management of the Funds is
responsible for establishing and
maintaining effective
internal control over financial
reporting. In fulfilling this
responsibility, estimates and
judgments by management are required
to assess the expected benefits and
related costs
of controls. A company's internal
control over financial reporting
is a process designed to
provide reasonable assurance regarding
the reliability of financial reporting
and the
preparation of financial statements
for external purposes in accordance
with generally
accepted accounting principles. A
company's internal control over
financial reporting
includes those policies and procedures
that (1) pertain to the maintenance
of records that,
in reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the
assets of the company; (2) provide
reasonable assurance that transactions
are recorded as
necessary to permit preparation of
financial statements in accordance
with generally
accepted accounting principles, and
that receipts and expenditures of the
company are
being made only in accordance with
authorizations of management and
directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use or
disposition of a company's assets
that could have a
material effect on the financial
statements.
Because of its inherent limitations,
internal control over financial
reporting may not
prevent or detect misstatements.
Also, projections of any evaluation
of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of
changes in conditions, or that the
degree of compliance with the policies
or procedures
may deteriorate.
A deficiency in internal control over
financial reporting exists when the
design or
operation of a control does not allow
 management or employees, in the
normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies,
in internal control


over financial reporting, such that
there is a reasonable possibility
that a material
misstatement of the company's annual
or interim financial statements
will not be
prevented or detected on a timely basis.
Our consideration of the Funds'
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards
established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies
in the Funds' internal control over
financial reporting
and its operation, including controls
over safeguarding securities, that we
consider to be a
material weakness as defined above as
of July 31, 2011.

This report is intended solely for
the information and use of management
and the Board
of Trustees of the Funds and the
Securities and Exchange Commission
and is not
intended to be and should not be
used by anyone other than these
specified parties.



Ernst & Young LLP


September 23, 2011